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Alliance [Logo]                   THE ALLIANCE STOCK FUNDS


Supplement to Prospectus dated October 31, 1997


The table on page 50 of the Prospectus contains a typographical error in the S&P 500 Index average annual total return for the period January 1, 1997 to September 30, 1997. The correct table appears below.

                    Average Annual Total Returns


                 Premier                       (Russell)     Lipper
                 Growth   Historical S&P 500     1000        Growth
                 Fund     Portfolios  Index   Growth Index Fund Index

One year.......  47.16%   54.05%     40.45%     36.30%       33.52%
Three years....  32.34    32.26      29.92      29.81        24.84
Five years.....  21.93    21.99      20.77      19.66        18.62
Ten years......  21.88*   16.03      14.75      14.66        13.19
Since January 1,
  1979.........           20.48      17.29      16.51        16.18

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*  Since Inception on 9/28/92
























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